UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

June 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the annual reporting period ended June 30, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in a diversified portfolio of equity securities of small- and mid-capitalization non-U.S. companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the (“Adviser”)) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a “bottom-up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. Small and Mid-Cap (“SMID”) (unhedged, net) for the six- and 12-month periods ended June 30, 2013.

All share classes of the Fund outperformed the benchmark during both the six- and 12-month periods. Positive contribution from stock selection was the key driver of performance for the 12-month period. Stock selection in the financial and industrial sectors contributed the most to performance. Detracting from the returns was stock selection in the technology and consumer staples sectors.

For the six-month period, sector and stock selection were the key drivers to performance. The Fund’s underweight position in the materials sector and overweight exposure to consumer staples contributed to returns. Stock selection in the financial and industrial sectors contributed the most to performance. Detracting from the returns was stock selection in the technology and consumer staples sectors.

The Fund did not utilize derivatives during either the six- or 12-month periods.

Market Review and Investment Strategy

Strong performance in the global markets that began in the fourth quarter of 2012 carried over into the first half of 2013 on the back of continued fiscal stimulus, including the announcement of stimulus in Japan during the fourth quarter, and positive signs of stabilization in the U.S. economy. Emerging markets lagged over the six- and 12-month reporting periods, with most regions posting negative returns. Within emerging markets there was a large dispersion of performance with southeast Asian markets (“ASEAN”) delivering solid returns compared to the Brazil,

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Russia, India, China and South Africa (“BRIC”) nations and Latin America due to concerns over the growth rate in the large emerging markets of China and Brazil.

During the reporting period, the portfolio management team (the “Team”)

slightly reduced the emerging markets’ weighting in the Fund. Within the emerging markets, the Team remains focused on the ASEAN region. The Fund also continues to have significant exposure to Latin America, especially Mexico.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Discovery Equity Portfolio
Class A	5.19%	21.55%

Class C	4.88%	20.80%

Advisor Class†	5.34%	21.89%

Class R†	5.08%	21.28%

Class K†	5.18%	21.55%

Class I†	5.28%	21.88%

MSCI ACWI ex-U.S. SMID (unhedged, net)	1.64%	15.76%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/26/10* TO 6/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Discovery Equity Portfolio Class A shares (from 10/26/10* to 6/30/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 10/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.55%	16.40%
Since Inception*	3.82%	2.16%

Class C Shares
1 Year	20.80%	19.80%
Since Inception*	3.15%	3.15%

Advisor Class Shares**
1 Year	21.89%	21.89%
Since Inception*	4.14%	4.14%

Class R Shares**
1 Year	21.28%	21.28%
Since Inception*	3.62%	3.62%

Class K Shares**
1 Year	21.55%	21.55%
Since Inception*	3.88%	3.88%

Class I Shares**
1 Year	21.88%	21.88%
Since Inception*	4.14%	4.14%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 8.04%, 8.65%, 7.75%, 6.96%, 6.69% and 6.42% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 10/26/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns

Class A Shares
1 Year	16.40%
Since Inception*	2.16%

Class C Shares
1 Year	19.80%
Since Inception*	3.15%

Advisor Class Shares**
1 Year	21.89%
Since Inception*	4.14%

Class R Shares**
1 Year	21.28%
Since Inception*	3.62%

Class K Shares**
1 Year	21.55%
Since Inception*	3.88%

Class I Shares**
1 Year	21.88%
Since Inception*	4.14%

*	Inception date: 10/26/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.90	$7.89	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class C
Actual	$1,000	$1,048.80	$11.43	2.25%
Hypothetical**	$1,000	$1,013.64	$11.23	2.25%
Advisor Class
Actual	$1,000	$1,053.40	$6.36	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
Class R
Actual	$1,000	$1,050.80	$8.85	1.75%
Hypothetical**	$1,000	$1,016.12	$8.70	1.75%
Class K
Actual	$1,000	$1,051.80	$7.58	1.50%
Hypothetical**	$1,000	$1,017.36	$7.45	1.50%
Class I
Actual	$1,000	$1,052.80	$6.36	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

JUNE 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $13.3

*	All data are as of June 30, 2013. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Other country weightings represent 2.1% or less in the following countries: Austria, Denmark, Hong Kong, India, Indonesia, Ireland, Jersey (Channel Islands), Nigeria, Norway, Poland, Qatar, Russia, South Africa, South Korea, Spain, Sweden, Thailand, Turkey, Ukraine, United Arab Emirates, and the United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Sports Direct International PLC	$191,281	1.4%
Partners Group Holding AG	189,475	1.4
Howden Joinery Group PLC	176,503	1.3
Draegerwerk AG & Co. KGaA (Preference Shares)	165,512	1.3
Berkeley Group Holdings PLC	165,196	1.3
3i Group PLC	162,411	1.2
Dollarama, Inc.	162,030	1.2
Banca Generali SpA	160,849	1.2
Tsuruha Holdings, Inc.	160,686	1.2
Brunello Cucinelli SpA	159,154	1.2
	$1,693,097	12.7%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.3%
Consumer Discretionary – 20.1%
Auto Components – 1.7%
Linamar Corp.	3,910	$109,638
TS Tech Co., Ltd.	3,700	117,519

		227,157

Distributors – 1.0%
Inchcape PLC	16,700	127,146

Hotels, Restaurants & Leisure – 0.8%
Flight Centre Ltd.(a)	3,010	107,781

Household Durables – 3.0%
Berkeley Group Holdings PLC	5,100	165,196
Rinnai Corp.	2,200	156,432
Techtronic Industries Co.	34,500	82,257

		403,885

Leisure Equipment & Products – 0.4%
Giant Manufacturing Co., Ltd.	8,000	54,836

Media – 0.8%
Mediaset Espana Comunicacion SA(b)	12,460	108,536

Multiline Retail – 2.5%
Dollarama, Inc.	2,315	162,030
Hyundai Department Store Co., Ltd.	590	77,206
Mitra Adiperkasa Tbk PT	134,500	94,430

		333,666

Specialty Retail – 6.6%
Carphone Warehouse Group PLC	14,729	55,781
Chow Sang Sang Holdings International Ltd.	26,000	52,325
Howden Joinery Group PLC	45,710	176,503
Komeri Co., Ltd.	2,900	72,629
Mr. Price Group Ltd.	7,910	107,819
Sports Direct International PLC(b)	22,730	191,281
Super Retail Group Ltd.	9,200	100,697
United Arrows Ltd.	2,800	116,981

		874,016

Textiles, Apparel & Luxury Goods – 3.3%
Arezzo Industria e Comercio SA	5,000	76,501
Brunello Cucinelli SpA	6,447	159,154
Eclat Textile Co., Ltd.	16,000	117,438
Tod’s SpA	660	93,119

		446,212

		2,683,235

Financials – 17.2%
Capital Markets – 6.2%
3i Group PLC	31,630	162,411
Ashmore Group PLC	16,920	88,321

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Banca Generali SpA	7,460	$160,849
GAM Holding AG(b)	6,530	99,989
Intermediate Capital Group PLC	18,210	120,443
Partners Group Holding AG	700	189,475

		821,488

Commercial Banks – 0.7%
Bank of Georgia Holdings PLC	3,730	94,573

Consumer Finance – 2.6%
Aeon Thana Sinsap Thailand PCL (NVDR)	27,400	83,401
Compartamos SAB de CV(a)	49,570	85,579
Credito Real SAB de CV(b)	63,750	105,779
International Personal Finance PLC	9,640	73,252

		348,011

Diversified Financial Services – 2.1%
Challenger Ltd./Australia	24,790	90,397
Intercorp Financial Services, Inc.(c)	2,380	78,540
Warsaw Stock Exchange	9,080	104,125

		273,062

Insurance – 1.2%
Anadolu Hayat Emeklilik AS	41,078	90,583
Intact Financial Corp.	1,340	75,492

		166,075

Real Estate Investment Trusts (REITs) – 1.5%
Concentradora Fibra Hotelera Mexicana SA de CV	45,700	91,171
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	78,390	110,418

		201,589

Real Estate Management & Development – 2.0%
Aliansce Shopping Centers SA	9,200	78,503
Countrywide PLC(b)	14,807	113,730
Quintain Estates & Development PLC(b)	57,990	68,796

		261,029

Thrifts & Mortgage Finance – 0.9%
Paragon Group of Cos. PLC	27,170	126,379

		2,292,206

Industrials – 16.8%
Air Freight & Logistics – 1.0%
Yamato Holdings Co., Ltd.	6,600	138,998

Building Products – 0.9%
Kingspan Group PLC	8,830	117,512

Construction & Engineering – 1.7%
China State Construction International Holdings Ltd.	58,000	90,122
Grana y Montero SA	35,240	139,465

		229,587

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 5.6%
Andritz AG	2,250	$115,442
Hiwin Technologies Corp.	9,350	55,396
IHI Corp.	39,000	147,557
Invensys PLC	13,058	81,769
KUKA AG	2,690	113,565
Melrose Industries PLC	32,480	123,107
Nachi-Fujikoshi Corp.	26,000	116,621

		753,457

Professional Services – 0.5%
DKSH Holding AG	750	61,557

Road & Rail – 1.7%
Localiza Rent a Car SA	5,418	76,656
National Express Group PLC	42,536	144,960

		221,616

Trading Companies & Distributors – 4.6%
Ashtead Group PLC	10,200	100,393
Barloworld Ltd.	10,650	87,793
Brenntag AG	795	120,834
Mills Estruturas e Servicos de Engenharia SA	6,000	81,314
MonotaRO Co., Ltd.(a)	4,200	102,261
Rexel SA	5,150	116,033

		608,628

Transportation Infrastructure – 0.8%
OHL Mexico SAB de CV(a) (b)	43,800	104,113

		2,235,468

Consumer Staples – 11.2%
Food & Staples Retailing – 5.4%
Bizim Toptan Satis Magazalari AS	5,590	90,899
Brasil Pharma SA	11,500	51,848
Clicks Group Ltd.	13,030	73,067
Eurocash SA	7,650	135,148
FamilyMart Co., Ltd.(a)	2,000	85,337
MARR SpA	10,050	120,649
Tsuruha Holdings, Inc.	1,700	160,686

		717,634

Food Products – 5.3%
Alicorp SAA	41,910	140,855
Devro PLC	22,360	99,191
Mayora Indah Tbk PT	26,500	80,310
MHP SA (GDR)(c)	3,800	64,600
Minerva SA/Brazil(b)	14,000	64,562
Standard Foods Corp.	33,000	103,937
Thai Union Frozen Products PCL	53,800	101,043
Wei Chuan Foods Corp.	32,000	54,017

		708,515

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.5%
Vinda International Holdings Ltd.(a)	67,000	$67,892

		1,494,041

Information Technology – 6.2%
Electronic Equipment, Instruments & Components – 1.3%
Anritsu Corp.	9,000	106,628
Chroma ATE, Inc.	37,760	63,901

		170,529

Internet Software & Services – 1.5%
Mail.ru Group Ltd. (GDR)(c)	3,960	113,494
SINA Corp./China(b)	1,540	85,824

		199,318

IT Services – 1.5%
Computacenter PLC	9,036	61,619
Itochu Techno-Solutions Corp.	3,400	140,745

		202,364

Semiconductors & Semiconductor Equipment – 0.4%
Hermes Microvision, Inc.	2,000	57,417

Software – 1.5%
GameLoft SE(b)	17,020	119,189
SDL PLC	17,380	76,130

		195,319

		824,947

Health Care – 6.0%
Health Care Equipment & Supplies – 3.5%
Ansell Ltd.	4,780	77,004
Draegerwerk AG & Co. KGaA (Preference Shares)	1,210	165,512
Elekta AB	5,540	84,200
Ginko International Co., Ltd.	8,000	134,059

		460,775

Life Sciences Tools & Services – 1.7%
Eurofins Scientific(b)	590	124,503
Gerresheimer AG	1,830	105,673

		230,176

Pharmaceuticals – 0.8%
Kalbe Farma Tbk PT	783,000	113,031

		803,982

Materials – 5.7%
Chemicals – 5.3%
Alpek SA de CV	34,990	74,746
AZ Electronic Materials SA	19,650	91,645
Chr Hansen Holding A/S	4,230	144,716
Croda International PLC	2,090	78,814
Fuchs Petrolub AG (Preference Shares)	1,610	127,644

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Kansai Paint Co., Ltd.	9,000	$114,886
Phosagro OAO (GDR)(c)	6,110	73,931

		706,382

Metals & Mining – 0.4%
Franco-Nevada Corp.	1,400	50,119

		756,501

Energy – 4.3%
Energy Equipment & Services – 2.2%
John Wood Group PLC	9,340	115,192
ShawCor Ltd.	2,390	94,445
TGS Nopec Geophysical Co. ASA	2,710	78,752

		288,389

Oil, Gas & Consumable Fuels – 2.1%
Africa Oil Corp.(b)	9,680	65,209
Genel Energy PLC(b)	6,890	96,245
Ophir Energy PLC(b)	10,784	58,634
Pacific Rubiales Energy Corp.	3,390	59,535

		279,623

		568,012

Utilities – 2.8%
Electric Utilities – 0.7%
Emera, Inc.	2,940	92,335

Gas Utilities – 1.5%
Enagas SA	4,460	110,234
ENN Energy Holdings Ltd.	16,000	84,951

		195,185

Independent Power Producers & Energy Traders – 0.6%
APR Energy PLC(a)	5,160	78,873

		366,393

Total Common Stocks (cost $10,923,712)		12,024,785

WARRANTS – 4.6%
Financials – 2.4%
Commercial Banks – 0.6%
Commercial Bank of Qatar QSC/The, Deutsche Bank AG London, expiring 5/26/17(b)	4,490	85,714

Diversified Financial Services – 0.9%
First Bank of Nigeria PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(b)	1,030,270	113,330

Real Estate Management & Development – 0.9%
Emaar Properties PJSC, Merrill Lynch International, expiring 10/01/15(b)	82,110	116,218

		315,262

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 0.8%
Construction & Engineering – 0.4%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(b)	33,980	$54,983

Transportation Infrastructure – 0.4%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(b)	20,720	52,960

		107,943

Utilities – 0.7%
Multi-Utilities – 0.7%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(b)(c)	2,140	92,255

Health Care – 0.7%
Pharmaceuticals – 0.7%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(b)(c)	6,850	90,132

Total Warrants (cost $548,262)		605,592

INVESTMENT COMPANIES – 0.8%
Funds and Investment Trusts – 0.8%
iShares MSCI Japan Small Cap Index Fund (cost $109,469)	2,040	101,247

SHORT-TERM INVESTMENTS – 6.6%
Investment Companies – 6.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(d) (cost $884,235)	884,235	884,235

Total Investments Before Security Lending Collateral for Securities Loaned – 102.3% (cost $12,465,678)		13,615,859

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
Investment Companies – 3.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $494,509)	494,509	494,509

Total Investments – 106.0% (cost $12,960,187)		14,110,368
Other assets less liabilities – (6.0)%		(792,735)

Net Assets – 100.0%		$13,317,633

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate market value of these securities amounted to $512,952 or 3.9% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,581,443)	$12,731,624	(a)
Affiliated issuers (cost $1,378,744—including investment of cash collateral for securities loaned of $494,509)	1,378,744
Cash	6,152
Foreign currencies, at value (cost $79,479)	77,729
Dividends and interest receivable	49,631
Receivable for investment securities sold and foreign currency transactions	7,443
Receivable due from Adviser	1,659
Receivable for capital stock sold	1,100

Total assets	14,254,082

Liabilities
Payable for collateral received on securities loaned	494,509
Payable for investment securities purchased and foreign currency transactions	256,755
Payable for capital stock redeemed	100,000
Audit fee payable	44,694
Transfer Agent fee payable	1,520
Distribution fee payable	500
Accrued expenses	38,471

Total liabilities	936,449

Net Assets	$13,317,633

Composition of Net Assets
Capital stock, at par	$2,453
Additional paid-in capital	12,619,097
Undistributed net investment income	115,916
Accumulated net realized loss on investment and foreign currency transactions	(568,056)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,148,223

	$13,317,633

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,479,479	135,095	$10.95	*

C	$163,701	15,249	$10.74

Advisor	$3,635,272	329,199	$11.04

R	$10,753	1,000	$10.75

K	$10,760	1,000	$10.76

I	$8,017,668	745,000	$10.76

(a)	Includes securities on loan with a value of $472,414 (see Note E).

*	The maximum offering price per share for Class A shares was $11.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $20,273)	$281,276
Affiliated issuers	1,256
Securities lending income	13,120	$295,652

Expenses
Advisory fee (see Note B)	106,987
Distribution fee—Class A	2,754
Distribution fee—Class C	1,196
Distribution fee—Class R	51
Distribution fee—Class K	25
Transfer agency—Class A	5,270
Transfer agency—Class C	822
Transfer agency—Advisor Class	11,945
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	1,531
Custodian	112,087
Registration fees	82,381
Administrative	53,389
Audit	49,856
Legal	39,598
Printing	10,778
Directors’ fees	4,816
Miscellaneous	13,152

Total expenses	496,649
Less: expenses waived and reimbursed by the Adviser (see Note B)	(358,862)

Net expenses		137,787

Net investment income		157,865

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		373,822
Foreign currency transactions		(697)
Net change in unrealized appreciation/depreciation of:
Investments		1,322,219
Foreign currency denominated assets and liabilities		(3,885)

Net gain on investment and foreign currency transactions		1,691,459

Contributions from Adviser (see Note B)		8

Net Increase in Net Assets from Operations		$1,849,332

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2013		Year Ended June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$157,865		$60,999
Net realized gain (loss) on investment and foreign currency transactions	373,125		(851,407)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,318,334		(652,846)
Contributions from Adviser (see Note B)	8		2,783

Net increase (decrease) in net assets from operations	1,849,332		(1,440,471)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,133)		– 0	–
Class C	(668)		– 0	–
Advisor Class	(5,813)		– 0	–
Class R	(145)		(7)
Class K	(181)		(23)
Class I	(164,049)		(30,917)
Net realized gain on investment transactions
Class A	– 0	–	(1,306)
Class C	– 0	–	(128)
Advisor Class	– 0	–	(4,294)
Class R	– 0	–	(42)
Class K	– 0	–	(42)
Class I	– 0	–	(31,290)
Capital Stock Transactions
Net increase	3,458,734		256,510

Total increase (decrease)	5,135,077		(1,252,010)
Net Assets
Beginning of period	8,182,556		9,434,566

End of period (including undistributed net investment income of $115,916 and $66,518, respectively)	$13,317,633		$8,182,556

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares are currently not being offered. As of June 30, 2013, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$403,950		$2,279,285		$	– 0	–	$2,683,235
Financials	697,590		1,594,616			– 0	–	2,292,206
Industrials	401,548		1,833,920			– 0	–	2,235,468
Consumer Staples	457,013		1,037,028			– 0	–	1,494,041
Information Technology	394,637		430,310			– 0	–	824,947
Health Care	– 0	–	803,982			– 0	–	803,982
Materials	198,796		557,705			– 0	–	756,501
Energy	153,980		414,032			– 0	–	568,012
Utilities	171,208		195,185			– 0	–	366,393
Warrants	– 0	–	– 0	–		605,592		605,592
Investment Companies	101,247		– 0	–		– 0	–	101,247
Short-Term Investments	884,235		– 0	–		– 0	–	884,235
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	494,509		– 0	–		– 0	–	494,509

Total Investments in Securities	4,358,713		9,146,063	+		605,592		14,110,368
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^(a)	$4,358,713		$9,146,063			$605,592		$14,110,368

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(a)	An amount of $172,344 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Financials			Warrants		Total
Balance as of 6/30/12		$56,153		$88,274		$144,427
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		(23,958)		(13,445)		(37,403)
Change in unrealized appreciation/depreciation		19,580		77,152		96,732
Purchases		– 0	–	517,609		517,609
Sales		(51,775)		(63,998)		(115,773)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 6/30/13	$	– 0	–	$605,592		$605,592

Net change in unrealized appreciation/depreciation from investments held as of 6/30/13*	$	– 0	–	$64,150		$64,150

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at June 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 6/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$605,592	Indicative Market Quotations	Broker Quote	$0.11-$43.11/ $11.89

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 26, 2013. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 26, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2013 and then may be extended by the Adviser for additional one year terms. For the year ended June 30, 2013, such reimbursement amounted to $305,473. For the period from inception through June 30, 2013, such reimbursement amounted to $1,007,513, which is subject to repayment, not to exceed the amount of offering expenses of $181,291.

During the years ended June 30, 2013 and June 30, 2012, the Adviser reimbursed the Fund $8 and $2,783, respectively, for trading losses incurred due to a trade entry error.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $53,389.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,940 for the year ended June 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $235 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended June 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2013 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ 386	$6,259	$5,761	$884	$1

Brokerage commissions paid on investment transactions for the year ended June 30, 2013 amounted to $19,323, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $34,971, $83 and $151 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$11,345,406		$8,142,603
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$13,091,317

Gross unrealized appreciation	$1,714,600
Gross unrealized depreciation	(695,549)

Net unrealized appreciation	$1,019,051

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2013, the Fund had securities on loan with a value of $472,414 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $494,509. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $13,120 and $717 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended June 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended June 30, 2013 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ 851	$5,338	$5,694	$495	$1

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

Class A
Shares sold	109,735	10,647	$1,152,008	$100,017

Shares issued in reinvestment of dividends and distributions	198	151	2,041	1,264

Shares redeemed	(11,115)	(5,583)	(121,141)	(52,012)

Net increase	98,818	5,215	$1,032,908	$49,269

Class C
Shares sold	17,458	6,127	$179,307	$55,816

Shares issued in reinvestment of dividends and distributions	59	10	600	86

Shares redeemed	(6,308)	(4,437)	(69,569)	(40,113)

Net increase	11,209	1,700	$110,338	$15,789

Advisor Class
Shares sold	210,033	41,223	$2,309,856	$396,963

Shares issued in reinvestment of dividends and distributions	554	507	5,765	4,252

Shares redeemed	(12)	(24,113)	(133)	(209,763)

Net increase	210,575	17,617	$2,315,488	$191,452

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Notes to Financial Statements

Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous time or price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$172,989	$68,049

Total taxable distributions	172,989	68,049

Total distributions paid	$172,989	$68,049

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$239,774
Accumulated capital and other losses	(560,120	)(a)
Unrealized appreciation/(depreciation)	1,017,093	(b)

Total accumulated earnings/(deficit)	$696,747	(c)

(a)	On June 30, 2013, the Fund had a net capital loss carryforward of $560,120.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of post-Aug. 17, 2012 French withholding tax on dividends.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2013, the Fund had a net short-term capital loss carryforward of $560,120 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of contributions from the Adviser

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Notes to Financial Statements

resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2013	2012

Net asset value, beginning of period	$ 9.05	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.05	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.80	(1.67)	.66
Contributions from Adviser	.00	(d)	.00	(d)	.01

Net increase (decrease) in net asset value from operations	1.95	(1.62)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 10.95	$ 9.05	$ 10.71

Total Return
Total investment return based on net asset value(e)	21.55%	(15.07)%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,479	$328	$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	5.14%	8.03%	9.26	%(f)
Net investment income(c)	1.48%	.52%	.56	%(f)
Portfolio turnover rate	79%	101%	86%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2013	2012

Net asset value, beginning of period	$ 8.95	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.07	(.03)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.79	(1.65)	.72
Contributions from Adviser(d)	.00	.00	.00

Net increase (decrease) in net asset value from operations	1.86	(1.68)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.07)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.07)	(.04)	– 0	–

Net asset value, end of period	$ 10.74	$ 8.95	$ 10.67

Total Return
Total investment return based on net asset value(e)	20.80%	(15.70)%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$164	$36	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.25%	2.25%	2.25	%(f)
Expenses, before waivers/reimbursements	5.99%	8.64%	19.09	%(f)
Net investment income (loss)(c)	.62%	(.28)%	(.75	)%(f)
Portfolio turnover rate	79%	101%	86%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2013	2012

Net asset value, beginning of period	$ 9.10	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78	(1.67)	.70
Contributions from Adviser	.00	(d)	.00	(d)	.01

Net increase (decrease) in net asset value from operations	1.99	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 11.04	$ 9.10	$ 10.74

Total Return
Total investment return based on net asset value(e)	21.89%	(14.85)%	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,635	$1,080	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25	%(f)
Expenses, before waivers/reimbursements	4.89%	7.74%	12.03	%(f)
Net investment income(c)	1.96%	.79%	.48	%(f)
Portfolio turnover rate	79%	101%	86%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
October 26, 2010(a) to June 30, 2011
Year Ended June 30,
2013	2012

Net asset value, beginning of period	$ 8.99	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.09	.02	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.81	(1.65)	.72
Contributions from Adviser(d)	.00	.00	.00

Net increase (decrease) in net asset value from operations	1.90	(1.63)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.01)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.14)	(.05)	(.03)

Net asset value, end of period	$ 10.75	$ 8.99	$ 10.67

Total Return
Total investment return based on net asset value(e)	21.28%	(15.25)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75%	1.75	%(f)
Expenses, before waivers/reimbursements	5.02%	6.95%	8.37	%(f)
Net investment income (loss)(c)	.86%	.24%	(.24	)%(f)
Portfolio turnover rate	79%	101%	86%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
October 26, 2010(a) to June 30,
Year Ended June 30,
2013	2012	2011

Net asset value, beginning of period	$ 9.01	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.05	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.82	(1.66)	.72
Contributions from Adviser(d)	.00	.00	.00

Net increase (decrease) in net asset value from operations	1.93	(1.61)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.03)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.18)	(.07)	(.03)

Net asset value, end of period	$ 10.76	$ 9.01	$ 10.69

Total Return
Total investment return based on net asset value(e)	21.55%	(15.06)%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50	%(f)
Expenses, before waivers/reimbursements	4.76%	6.68%	8.13	%(f)
Net investment income(c)	1.11%	.50%	.01	%(f)
Portfolio turnover rate	79%	101%	86%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
October 26, 2010(a) to June 30,
Year Ended June 30,
2013	2012	2011

Net asset value, beginning of period	$ 9.02	$ 10.70	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.82	(1.67)	.72
Contributions from Adviser(d)	.00	.00	.00

Net increase (decrease) in net asset value from operations	1.96	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.04)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.22)	(.08)	(.04)

Net asset value, end of period	$ 10.76	$ 9.02	$ 10.70

Total Return
Total investment return based on net asset value(e)	21.88%	(14.85)%	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,018	$6,721	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25	%(f)
Expenses, before waivers/reimbursements	4.50%	6.41%	7.82	%(f)
Net investment income(c)	1.36%	.75%	.27	%(f)
Portfolio turnover rate	79%	101%	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein International Discovery Equity Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Discovery Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period October 26, 2010 (commencement of operations) to June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Discovery Equity Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period October 26, 2010 (commencement of operations) to June 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2013

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2013.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2013, $14,443 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $258,540.

For the taxable year ended June 30, 2013, the Fund designates $148,390 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Ms. Liliana C. Dearth.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (2010)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (2010)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001- 2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2010)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013.

D. James Guzy, # 77 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008.

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is also a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2010)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc.(semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Liliana C. Dearth 44	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	53

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

54	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (October 2010 inception) was not profitable to it in 2011 or 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	55

Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-U.S. Small and Mid-Cap (SMID) Index (the “Index”), in each case for the 1-year period ended February 28, 2013 and (in the case of comparisons with the Index) the period since inception (October 2010 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period. The Portfolio outperformed the Index in both periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper International Small/Mid-Cap Growth Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate equal to the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that is the same as

56	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

the rate being paid by the Portfolio (excluding the impact of the administrative expense reimbursement to the Adviser). The directors noted that the Adviser had waived reimbursement of the administrative expenses. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 100 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.81% had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	57

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

58	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	59

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule[4]
International Discovery Equity Portfolio	$13.5	1.00% on 1st $1 billion 0.95% on next $1 billion 0.90% on next $1 billion 0.85% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $66,916 (0.812% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Portfolio’s expense limitation undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s most recent semi-annual gross expense ratios:5

3	Jones v. Harris at 1427.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

5	Semi-annual total expense ratios are unaudited.

60	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/12)[6]		Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	6.03 6.34 6.87 5.51 5.25 4.97	% % % % % %	June 30 (ratios as of December 31, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing certain non-management services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	Annualized.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	61

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio based on the Portfolio’s March 31, 2013 net assets:8

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Discovery Equity Portfolio	$13.5	International SMID Cap Growth 1.00% on 1st $25 million 0.85% on next $25 million 0.75% on next $50 million 0.65% on next the balance Minimum Account Size: $25 m	1.000%	1.000%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

62	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
International Discovery Equity Portfolio	1.000	1.050	3/8

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.13 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Discovery Equity Portfolio	1.550	1.593	3/8	1.550	10/21

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	63

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

64	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $558, $1,247 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $17,970 in fees from the Portfolio.

The Portfolio effected brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from conducting business with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	65

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

66	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

The information prepared by Lipper shows the 1 year performance return and rankings17 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the period ended February 28, 2013.19

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.80	11.60	11.25	4/8	11/24

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) information are also shown.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
International Discovery Equity Portfolio	11.80	4.34	13.45	0.86	1
MSCI ACWI SMID Ex US	7.06	3.06	14.05	0.55	1
Inception Date: October 26, 2010

17	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	67

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

68	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0151-0613

ANNUAL REPORT

AllianceBernstein Select US Equity Portfolio

June 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Equity Portfolio (the “Fund”) for the annual reporting period ended June 30, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility.

The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended June 30, 2013.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	1

For the six- and 12-month periods ended June 30, 2013, all shares classes of the Fund outperformed the benchmark. During the six-month period, stock selection and an overweight in the consumer discretionary sector contributed most, as did holdings in the industrials and technology sectors. An underweight and holdings in the healthcare sector detracted from relative performance. Performance for the 12-month period benefitted from stock selection and an overweight in the consumer discretionary sector, as well as stock selection and an underweight in the technology sector. An underweight to the healthcare sector detracted from returns.

The Fund utilized derivatives in the form of written options for hedging purposes for the 12-month period, which had no material impact on performance and purchased options for investment purposes, which had no material impact on performance for the six- or 12-month periods.

Market Review and Investment Strategy

Financial turmoil caused by renewed fears of solvency in Europe and slowing global growth plagued markets in the beginning of the reporting period. US and global equity markets rallied at the end of 2012 as investors gained confidence that challenges to economic growth and market stability would be contained. More recently, US equity markets advanced despite volatility, as risk sentiment remained positive despite uncertainty about the US Federal Reserve’s (the “Fed’s”) next moves. Fed

Chairman Ben Bernanke’s announcement that the central bank intended to wind down its massive bond-buying program later this year and end it entirely by mid-2014—provided that the American economy continued to improve—sparked a worldwide sell-off in equity, bond and currency markets on fears of rising global interest rates. Markets recouped some losses after the Fed gave assurances that monetary support would not be ending soon.

As market participants attempted to interpret the intentions of the Fed, data released during the second quarter painted a mixed economic picture. The housing market—which has been one of the biggest beneficiaries of the Fed’s purchases of government and mortgage-backed bonds—continued to strengthen. However, industrial production data was disappointing.

The Select US Equity Portfolio Management Team (the “Team”) takes a relatively short-term view as it adjusts the Fund’s exposures to navigate changing market environments. Repositioning of the Fund in response to market volatility during the reporting period contributed, in part, to the Fund’s high portfolio turnover rate of 560%. The Fund applies a non-dogmatic approach: positions and strategies that are not behaving as expected are quickly adjusted as needed. This dynamic process is rooted in the disciplined fundamental analysis of stocks. The Team optimizes the Fund’s structure using macro insights.

2	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2013 (unaudited)	NAV Returns
	6 Months	12 months
AllianceBernstein Select US Equity Portfolio
Class A	14.61%	22.53%

Class C	14.20%	21.59%

Advisor Class†	14.71%	22.88%

Class R†	14.47%	22.26%

Class K†	14.66%	22.58%

Class I†	14.82%	22.82%

S&P 500 Index	13.82%	20.60%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/8/2011* TO 6/30/2013 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select US Equity Portfolio Class A shares (from 12/8/11* to 6/30/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	22.53%	17.37%
Since Inception*	21.98%	18.66%

Class C Shares
1 Year	21.59%	20.59%
Since Inception*	21.10%	21.10%

Advisor Class Shares†
1 Year	22.88%	22.88%
Since Inception*	22.34%	22.34%

Class R Shares†
1 Year	22.26%	22.26%
Since Inception*	21.68%	21.68%

Class K Shares†
1 Year	22.58%	22.58%
Since Inception*	22.03%	22.03%

Class I Shares†
1 Year	22.82%	22.82%
Since Inception*	22.34%	22.34%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 12.00%, 23.45%, 8.77%, 10.09%, 7.75% and 8.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 8, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	17.37%
Since Inception*	18.66%

Class C Shares
1 Year	20.59%
Since Inception*	21.10%

Advisor Class Shares†
1 Year	22.88%
Since Inception*	22.34%

Class R Shares†
1 Year	22.26%
Since Inception*	21.68%

Class K Shares†
1 Year	22.58%
Since Inception*	22.03%

Class I Shares†
1 Year	22.82%
Since Inception*	22.34%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,146.10	$8.51	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,142.00	$12.22	2.30%
Hypothetical**	$1,000	$1,013.39	$11.48	2.30%
Advisor Class
Actual	$1,000	$1,147.10	$6.92	1.30%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%
Class R
Actual	$1,000	$1,144.70	$9.57	1.80%
Hypothetical**	$1,000	$1,015.87	$9.00	1.80%
Class K
Actual	$1,000	$1,146.60	$8.25	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class I
Actual	$1,000	$1,148.20	$6.92	1.30%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

JUNE 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $139.1

TEN LARGEST HOLDINGS**

June 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wal-Mart Stores, Inc.	$5,561,647	4.0%
Wells Fargo & Co.	5,540,745	4.0
Home Depot, Inc. (The)	4,804,767	3.4
Kinder Morgan, Inc./DE	4,434,365	3.2
CBS Corp. – Class B	4,429,919	3.2
Viacom, Inc. – Class B	4,018,693	2.9
Google, Inc. – Class A	3,421,118	2.5
Exxon Mobil Corp.	3,395,082	2.4
Union Pacific Corp.	3,369,938	2.4
Chevron Corp.	3,309,260	2.4
	$42,285,534	30.4%

*	All data are as of June 30, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Common Stocks.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 89.1%
Consumer Discretionary – 23.4%
Hotels, Restaurants & Leisure – 0.0%
Noodles & Co.(a)	496	$18,228

Household Durables – 1.2%
Mohawk Industries, Inc.(a)	15,231	1,713,335

Internet & Catalog Retail – 3.1%
Amazon.com, Inc.(a)	5,827	1,618,100
priceline.com, Inc.(a)	3,230	2,671,630

		4,289,730

Leisure Equipment & Products – 1.3%
Mattel, Inc.	40,408	1,830,886

Media – 11.1%
CBS Corp. – Class B	90,647	4,429,919
Comcast Corp. – Class A	36,669	1,535,698
Liberty Media Corp.(a)	16,534	2,095,850
Time Warner Cable, Inc. – Class A	7,650	860,472
Time Warner, Inc.	42,326	2,447,289
Viacom, Inc. – Class B	59,055	4,018,693

		15,387,921

Multiline Retail – 1.8%
Macy’s, Inc.	52,912	2,539,776

Specialty Retail – 3.5%
Home Depot, Inc. (The)	62,021	4,804,767

Textiles, Apparel & Luxury Goods – 1.4%
PVH Corp.	15,644	1,956,282

		32,540,925

Financials – 16.8%
Capital Markets – 0.8%
Goldman Sachs Group, Inc. (The)	7,684	1,162,205

Commercial Banks – 5.7%
US Bancorp	64,986	2,349,244
Wells Fargo & Co.	134,256	5,540,745

		7,889,989

Consumer Finance – 1.4%
American Express Co.	26,943	2,014,259

Diversified Financial Services – 4.4%
Bank of America Corp.	94,892	1,220,311
Citigroup, Inc.	32,545	1,561,184
IntercontinentalExchange, Inc.(a)	8,073	1,435,056
JPMorgan Chase & Co.	36,835	1,944,520

		6,161,071

10	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 1.6%
Berkshire Hathaway, Inc. – Class B (a)	20,301	$2,272,088

Real Estate – 0.9%
Realogy Holdings Corp.(a)	24,654	1,184,378

Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	29,499	2,158,442

Thrifts & Mortgage Finance – 0.4%
Radian Group, Inc.	52,028	604,565

		23,446,997

Information Technology – 12.0%
Communications Equipment – 2.4%
Cisco Systems, Inc.	77,645	1,887,550
QUALCOMM, Inc.	23,990	1,465,309

		3,352,859

Computers & Peripherals – 1.9%
Apple, Inc.	4,248	1,682,548
Hewlett-Packard Co.	39,647	983,245

		2,665,793

Internet Software & Services – 3.5%
eBay, Inc.(a)	27,433	1,418,835
Google, Inc. – Class A(a)	3,886	3,421,118

		4,839,953

IT Services – 2.5%
International Business Machines Corp.	8,873	1,695,719
Visa, Inc. – Class A	9,434	1,724,064

		3,419,783

Software – 1.7%
Microsoft Corp.	40,132	1,385,758
Oracle Corp.	34,421	1,057,413

		2,443,171

		16,721,559

Industrials – 10.0%
Aerospace & Defense – 1.8%
Boeing Co. (The)	9,110	933,228
United Technologies Corp.	16,408	1,524,960

		2,458,188

Air Freight & Logistics – 1.3%
United Parcel Service, Inc. – Class B	21,269	1,839,343

Airlines – 0.6%
Delta Air Lines, Inc.(a)	45,132	844,420

Electrical Equipment – 1.3%
Eaton Corp. PLC	27,773	1,827,741

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 2.6%
Danaher Corp.	25,529	$1,615,986
General Electric Co.	81,771	1,896,269

		3,512,255

Road & Rail – 2.4%
Union Pacific Corp.	21,843	3,369,938

		13,851,885

Energy – 9.6%
Oil, Gas & Consumable Fuels – 9.6%
Chevron Corp.	27,964	3,309,260
EOG Resources, Inc.	17,184	2,262,789
Exxon Mobil Corp.	37,577	3,395,082
Kinder Morgan, Inc./DE	116,235	4,434,365

		13,401,496

Consumer Staples – 9.2%
Beverages – 1.9%
PepsiCo, Inc.	32,130	2,627,913

Food & Staples Retailing – 4.9%
CVS Caremark Corp.	22,651	1,295,184
Wal-Mart Stores, Inc.	74,663	5,561,647

		6,856,831

Food Products – 2.4%
ConAgra Foods, Inc.	55,752	1,947,417
Kraft Foods Group, Inc.	25,654	1,433,289

		3,380,706

		12,865,450

Health Care – 3.5%
Pharmaceuticals – 3.5%
Johnson & Johnson	27,921	2,397,297
Pfizer, Inc.	87,835	2,460,259

		4,857,556

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 1.7%
Verizon Communications, Inc.	46,862	2,359,033

Wireless Telecommunication Services – 1.4%
SBA Communications Corp. – Class A(a)	25,910	1,920,449

		4,279,482

Utilities – 1.5%
Multi-Utilities – 1.5%
DTE Energy Co.	30,834	2,066,186

Total Common Stocks (cost $116,133,128)		124,031,536

12	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 3.6%
Funds and Investment Trusts – 3.6%
Health Care Select Sector SPDR Fund	60,140	$2,863,265
Market Vectors Oil Service ETF	49,361	2,111,664

Total Investment Companies (cost $4,637,783)		4,974,929

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 4.9%
Time Deposit – 0.0%
Wells Fargo, Grand Cayman 0.03%, 7/01/13 (cost $31,606)	$32	31,606

	Shares
Investment Companies – 4.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $6,780,247)	6,780,247	6,780,247

Total Short-Term Investments (cost $6,811,853)		6,811,853

Total Investments – 97.6% (cost $127,582,764)		135,818,318

Other assets less liabilities – 2.4%		3,276,355

Net Assets – 100.0%		$139,094,673

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $120,802,517)	$129,038,071
Affiliated issuers (cost $6,780,247)	6,780,247
Receivable for investment securities sold	7,012,615
Receivable for capital stock sold	5,639,361
Dividends receivable	146,000

Total assets	148,616,294

Liabilities
Payable for investment securities purchased	9,182,574
Payable for capital stock redeemed	86,262
Advisory fee payable	68,098
Distribution fee payable	4,415
Transfer Agent fee payable	1,475
Accrued expenses and other liabilities	178,797

Total liabilities	9,521,621

Net Assets	$139,094,673

Composition of Net Assets
Capital stock, at par	$20,991
Additional paid-in capital	129,399,138
Undistributed net investment income	175,570
Accumulated net realized gain on investment transactions	1,263,420
Net unrealized appreciation of investments	8,235,554

$139,094,673

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,284,634	775,656	$13.26	*

C	$2,528,389	192,804	$13.11

Advisor	$116,470,153	8,781,376	$13.26

R	$13,209	1,006	$13.13

K	$1,619,509	123,273	$13.14

I	$8,178,779	621,151	$13.17

*	The maximum offering price per share for Class A shares was $13.85, which reflects a sales charge 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Investment Income
Dividends
Unaffiliated issuers	$991,020
Affiliated issuers	3,499	$994,519

Expenses
Advisory fee (see Note B)	535,041
Distribution fee—Class A	5,813
Distribution fee—Class C	7,071
Distribution fee—Class R	61
Distribution fee—Class K	2,608
Transfer agency—Class A	507
Transfer agency—Class C	170
Transfer agency—Advisor Class	16,772
Transfer agency—Class R	7
Transfer agency—Class K	735
Transfer agency—Class I	2,056
Custodian	232,151
Registration fees	111,409
Amortization of offering expenses	84,002
Administrative	50,520
Audit	41,855
Legal	32,630
Printing	21,877
Directors’ fees	4,041
Miscellaneous	17,471

Total expenses	1,166,797
Less: expenses waived and reimbursed by the Adviser (see Note B)	(455,684)

Net expenses		711,113

Net investment income		283,406

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		2,374,736
Options written		2,229
Net change in unrealized appreciation/depreciation of:
Investments		7,152,243
Net gain on investment transactions		9,529,208

Net Increase in Net Assets from Operations		$9,812,614

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$283,406	$34,659
Net realized gain (loss) on investment transactions	2,376,965	(356,770)
Net change in unrealized appreciation/depreciation of investments	7,152,243	1,083,311

Net increase in net assets from operations	9,812,614	761,200
Dividends and Distributions to Shareholders from
Net investment income
Class A	(36)	– 0	–
Advisor Class	(77,203)	– 0	–
Class R	(4)	(57)
Class K	(2,937)	(58)
Class I	(55,000)	(13,817)
Net realized gain on investment transactions
Class A	(7,491)	– 0	–
Class C	(952)	– 0	–
Advisor Class	(446,966)	– 0	–
Class R	(332)	– 0	–
Class K	(20,796)	– 0	–
Class I	(281,392)	– 0	–
Capital Stock Transactions
Net increase	110,971,776	18,456,124

Total increase	119,891,281	19,203,392
Net Assets
Beginning of period	19,203,392	– 0	–

End of period (including undistributed net investment income of $175,570 and $27,582, respectively)	$139,094,673	$19,203,392

(a)	Commencement of operations.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of June 30, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares being offered have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (“the Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the

18	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2013:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$124,031,536		$	– 0	–	$	– 0	–	$124,031,536
Investment Companies	4,974,929			– 0	–		– 0	–	4,974,929
Short-Term Investments:
Investment Companies	6,780,247			– 0	–		– 0	–	6,780,247
Time Deposit	– 0	–		31,606			– 0	–	31,606

Total Investments in Securities	135,786,712			31,606			– 0	–	135,818,318
Other Financial Instruments**:	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$135,786,712			$31,606		$	– 0	–	$135,818,318

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between level 1 and level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

20	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $196,342 have been deferred and amortized on a straight line basis over a one year period starting from December 8, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 8, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 8, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 8, 2014. For the year ended June 30, 2013, such waiver/reimbursement amounted to $405,164, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the

22	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

Adviser. For the year ended June 30, 2013, the Adviser voluntarily waived fees in the amount of $50,520.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $18,000 for the year ended June 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,795 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the year ended June 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2013 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ 818	$63,006	$57,044	$6,780	$3

Brokerage commissions paid on investment transactions for the year ended June 30, 2013 amounted to $328,749, of which $27 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,148 and $330 for Class C and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2013, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$395,144,863		$293,902,240
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$130,170,293

Gross unrealized appreciation	$8,403,541
Gross unrealized depreciation	(2,755,516)

Net unrealized appreciation	$5,648,025

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

24	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended June 30, 2013, the Fund held purchased options for non-hedging purposes.

During the year ended June 30, 2013, the Fund held written options for hedging purposes.

For the year ended June 30, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 6/30/12	– 0	–	$	– 0	–
Options written	25			7,438
Options expired	(6)			(2,186)
Options bought back	(19)			(5,252)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 6/30/13	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(3,058)	$	– 0	–

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,229		– 0	–

Total		$(829)	$	– 0	–

The following table represents the volume of the Fund’s derivative transactions during the year ended June 30, 2013.

Purchased Options Contracts:
Average monthly cost.	$1,529	(a)

(a)	Positions were open two months during the year

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

26	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012		Year Ended June 30, 2013			December 8, 2011(a) to June 30, 2012

Class A
Shares sold	784,618		16,390			$10,256,344		$183,131

Shares issued in reinvestment of dividends and distributions	618		– 0	–		7,195		– 0	–

Shares redeemed	(25,970)		– 0	–		(339,474)		– 0	–

Net increase	759,266		16,390			$9,924,065		$183,131

Class C
Shares sold	197,870		1,663			$2,491,446		$17,502

Shares issued in reinvestment of distributions	48		– 0	–		549		– 0	–

Shares redeemed	(6,777)		– 0	–		(88,970)		– 0	–

Net increase	191,141		1,663			$2,403,025		$17,502

Advisor Class
Shares sold	8,242,744		737,183			$104,245,822		$7,896,148

Shares issued in reinvestment of dividends and distributions	44,464		– 0	–		516,672		– 0	–

Shares redeemed	(243,002)		(13)			(3,138,826)		(145)

Net increase	8,044,206		737,170			$101,623,668		$7,896,003

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–	6			– 0	–	57

Net increase	– 0	–	1,006		$	– 0	–	$10,059

Class K
Shares sold	88,758		43,446			$1,079,400		$488,344

Shares issued in reinvestment of dividends and distributions	2,026		6			23,354		58

Shares redeemed	(10,963)		– 0	–		(140,167)		– 0	–

Net increase	79,821		43,452			$962,587		$488,402

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

	Shares			Amount
	Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012		Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012

Class I
Shares sold	334,287	926,668		$4,221,586	$9,847,210

Shares issued in reinvestment of dividends and distributions	22,301	1,364		257,352	13,817

Shares redeemed	(663,469)	– 0	–	(8,420,507)	– 0	–

Net increase (decrease)	(306,881)	928,032		$(3,941,569)	$9,861,027

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

28	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the year ended June 30, 2013 and the period ended June 30, 2012 were as follows:

	2013		2012
Distributions paid from:
Ordinary income	$893,109		$13,932
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	$893,109		$13,932

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,993,205
Undistributed capital gains	81,687
Unrealized appreciation/(depreciation)	5,648,025	(a)

Total accumulated earnings/(deficit)	$9,722,917	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs and a dividend reclassification resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	29

Notes to Financial Statements

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.13		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04		.02
Net realized and unrealized gain on investment and foreign currency transactions	2.42		1.11

Net increase in net asset value from operations	2.46		1.13

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.33)		– 0	–

Total dividends and distributions	(.33)		– 0	–

Net asset value, end of period	$ 13.26		$ 11.13

Total Return
Total investment return based on net asset value(e)	22.53%		11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,285		$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.60%		1.60	%(f)
Expenses, before waivers/reimbursements .	2.02%		12.00	%(f)
Net investment income(c)	.34%		.36	%(f)
Portfolio turnover rate	560%		269%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	(.05)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	2.40	1.12

Net increase in net asset value from operations	2.35	1.09

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total distributions	(.33)	– 0	–

Net asset value, end of period	$ 13.11	$ 11.09

Total Return
Total investment return based on net asset value(e)	21.59%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,528	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	2.30%	2.30	%(f)
Expenses, before waivers/reimbursements .	2.70%	23.45	%(f)
Net investment income(c)	(.43)%	(.48	) %(f)
Portfolio turnover rate	560%	269%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.07
Net realized and unrealized gain on investment and foreign currency transactions	2.43	1.08

Net increase in net asset value from operations	2.50	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total dividends and distributions	(.39)	– 0	–

Net asset value, end of period	$ 13.26	$ 11.15

Total Return
Total investment return based on net asset value(e)	22.88%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$116,470	$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements .	2.01%	8.77	%(f)
Net investment income(c)	.56%	1.21	%(f)
Portfolio turnover rate	560%	269%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30, 2013		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.05		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01		(.00	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	2.40		1.11

Net increase in net asset value from operations	2.41		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.33)		– 0	–

Total dividends and distributions	(.33)		(.06)

Net asset value, end of period	$ 13.13		$ 11.05

Total Return
Total investment return based on net asset value(e)	22.26%		11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.80%		1.80	%(f)
Expenses, before waivers/reimbursements .	3.27%		10.09	%(f)
Net investment income(c)	.04%		(.00	)%(f)(g)
Portfolio turnover rate	560%		269%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.03
Net realized and unrealized gain on investment and foreign currency transactions	2.41	1.10

Net increase in net asset value from operations	2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total dividends and distributions	(.38)	(.06)

Net asset value, end of period	$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements .	2.64%	7.75	%(f)
Net investment income(c)	.29%	.51	%(f)
Portfolio turnover rate	560%	269%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30, 2013	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.04
Net realized and unrealized gain on investment and foreign currency transactions	2.40	1.11

Net increase in net asset value from operations	2.47	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total dividends and distributions	(.39)	(.06)

Net asset value, end of period	$ 13.17	$ 11.09

Total Return
Total investment return based on net asset value(e)	22.82%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,179	$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements .	2.78%	8.25	%(f)
Net investment income(c)	.55%	.58	%(f)
Portfolio turnover rate	560%	269%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and

Shareholders of AllianceBernstein Select US Equity Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Select US Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Select US Equity Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2013, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2013

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	37

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2013. For corporate shareholders, 23.31% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2013, the Fund designates $691,663 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

38	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

40	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (2011)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (2011)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2011)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2011)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology, (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

42	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

44	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2011)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

46	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader with Caxton Associates LP, since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke, 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-(800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	47

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

48	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (December 2011 inception) was not profitable to it in 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	49

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Index (the “Index”), in each case for the 1-year period ended February 28, 2013, and (in the case of comparisons with the Index) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and that it outperformed the Index in both periods. The directors also reviewed performance information for periods ended March 31, 2013 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper Large Cap Core Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s performance during its first year was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate equal to the Portfolio’s flat fee rate, it had breakpoints. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some

50	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 100 basis points was higher than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 1.07% had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	51

agreement between the Adviser and the Portfolio, was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small base of approximately $83 million impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

52	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	53

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2013.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule
Select US Equity Portfolio	$83.1	1.00% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,565 (1.0072% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Portfolio’s expense undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s annualized semi-annual gross expense ratios:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Select US Equity Portfolio[6]	Advisor Class A Class C Class R Class K Class I	1.30% 1.60% 2.30% 1.80% 1.55% 1.30%	3.86% 4.16% 4.83% 4.23% 3.98% 3.70%	June 30 (ratios as of December 31, 2012)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized

6	During the Portfolio’s most recently completed fiscal year, the Portfolio purchased and held positions in several Exchange-Traded Funds (“ETF”), which accounted for 3.29% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings was 0.01%.

54	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein

7

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	55

Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2013 net assets.8

Portfolio	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Equity Portfolio	$83.1	Select US Equity 1.00% on 1st $25 million 0.80% on next $25 million 0.70% on the balance Minimum Account Size: $25 m	0.820%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio. Set forth below is the advisory fee contemplated for the Luxembourg fund:

Portfolio	Luxembourg Fund	Fee[9]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

56	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Select US Equity Portfolio	1.000	0.800	13/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	57

investment classifications/objective and load type as the subject Portfolio.14 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Equity Portfolio[16]	1.610	1.250	14/16	1.173	123/128

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	There may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser. Lipper’s total expense ratio for Select U.S. Equity Portfolio is 0.01% higher than the stated cap of the Portfolio and the Adviser’s own calculation.

58	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $96, $472 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $6,324 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	59

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the period ended February 28, 2013.22

Select US Equity Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	15.72	10.85	12.19	1/16	11/115

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)		Volatility (%)	Sharpe (%)
Select US Equity Portfolio	15.72	22.05	9.35	1.54	1
S&P 500 Index	13.46	20.78	9.83	1.27	1
Inception Date: December 8, 2011

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	61

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s high advisory fees and total expenses notwithstanding the Portfolio’s good performance. The Portfolio’s asset level remains quite low, but if it were to grow to a substantial level, the Senior Officer recommended that the Directors consider discussing the Portfolio’s advisory fee schedule, which lacks potential economies of scale through breakpoints, with the Adviser. The Directors informed the Adviser of their intention to monitor for possible economies of scale when they initially approved the advisory contracts. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

62	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	65

NOTES

66	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0151-0613

ANNUAL REPORT

AllianceBernstein Select US Long/Short Portfolio

June 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Long/Short Portfolio (the “Fund”) for the six-month period and the period from the Fund’s inception through June 30, 2013. The Fund commenced operations on December 12, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”), short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	1

based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged.) The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 6 shows the Fund’s performance compared to its bench-

mark, the Standard & Poor’s (“S&P”) 500 Index for the six-month period ended June 30, 2013, and from the Fund’s inception on December 12, 2012 through June 30, 2013.

For both periods, all share classes of the Fund provided positive absolute returns but underperformed the benchmark. During both periods, stock selection for long holdings within the consumer discretionary, industrials and technology sectors contributed. Holdings within the materials sector, an underweight to the healthcare sector, as well as the Fund’s short securities, detracted from returns.

The Fund’s exposures as of June 30, 2013 were 71.7% long, 4.6% short, resulting in a 67.1% net exposure. Repositioning of the Fund in response to market volatility during the reporting period contributed, in part, to the Fund’s high portfolio turnover rate of 321%.

The Fund utilized derivatives, including: purchased options for investment purposes, and written options for hedging purposes; these had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

Financial turmoil caused by renewed fears of solvency in Europe and slowing global growth plagued markets at the beginning of the reporting period. US and global equity markets rallied at the end of 2012 as investors gained confidence that challenges to economic growth and market stability

2	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

would be contained. More recently, US equity markets advanced despite volatility, as risk sentiment remained positive despite uncertainty about the US Federal Reserve’s (the “Fed’s”) next moves. Fed Chairman Ben Bernanke’s announcement that the central bank intended to wind down its massive bond-buying program later this year and end it entirely by mid-2014, provided that the American economy continued to improve, sparked a worldwide sell-off in equity, bond and currency markets on fears of rising global interest rates. Markets recouped some losses after the Fed gave assurances that monetary support would not be ending soon.

As market participants attempted to interpret the intentions of the Fed, data released during the second quarter painted a mixed economic picture. The housing market—which has been one of the biggest beneficiaries of the Fed’s purchases of government and mortgage-backed bonds—continued to strengthen. However, industrial production numbers were disappointing.

The Select US Equity Portfolio Management Team emphasizes the long-term fundamentals of companies but actively adjusts expectations, exposure and position sizes based on the short-term market environment, evolving risks, and changing opportunity sets.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2013 (unaudited)	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Select US Long/Short Portfolio
Class A	9.09%	9.20%

Class C	8.80%	8.80%

Advisor Class†	9.29%	9.40%

Class R†	9.10%	9.10%

Class K†	9.09%	9.20%

Class I†	9.19%	9.30%

S&P 500 Index	13.82%	13.76%

*    Inception Date: 12/12/2012.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/12/2012* – 6/30/2013 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select US Long/Short Portfolio Class A shares (from 12/12/2012* – 6/30/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/12/2012.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS (UNANNUALIZED) AS OF JUNE 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
6 Months	9.09%	4.50%
Since Inception*	9.20%	4.60%

Class C Shares
6 Months	8.80%	7.80%
Since Inception*	8.80%	7.80%

Advisor Class Shares†
6 Months	9.29%	9.29%
Since Inception*	9.40%	9.40%

Class R Shares†
6 Months	9.10%	9.10%
Since Inception*	9.10%	9.10%

Class K Shares†
6 Months	9.09%	9.09%
Since Inception*	9.20%	9.20%

Class I Shares†
6 Months	9.19%	9.19%
Since Inception*	9.30%	9.30%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.32%, 4.04%, 3.02%, 3.68%, 3.37% and 3.04% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 12, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on estimates.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/12/2012.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS (UNANNUALIZED) AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
6 Months	4.50%
Since Inception*	4.60%

Class C Shares
6 Months	7.80%
Since Inception*	7.80%

Advisor Class Shares†
6 Months	9.29%
Since Inception*	9.40%

Class R Shares†
6 Months	9.10%
Since Inception*	9.10%

Class K Shares†
6 Months	9.09%
Since Inception*	9.20%

Class I Shares†
6 Months	9.19%
Since Inception*	9.30%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/12/2012.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,090.90	$12.13	2.34%
Hypothetical**	$1,000	$1,013.19	$11.68	2.34%
Class C
Actual	$1,000	$1,088.00	$15.84	3.06%
Hypothetical**	$1,000	$1,009.62	$15.25	3.06%
Advisor Class
Actual	$1,000	$1,092.90	$10.64	2.05%
Hypothetical**	$1,000	$1,014.63	$10.24	2.05%
Class R
Actual	$1,000	$1,091.00	$13.01	2.51%
Hypothetical**	$1,000	$1,012.35	$12.52	2.51%
Class K
Actual	$1,000	$1,090.90	$11.72	2.26%
Hypothetical**	$1,000	$1,013.59	$11.28	2.26%
Class I
Actual	$1,000	$1,091.90	$10.37	2.00%
Hypothetical**	$1,000	$1,014.88	$9.99	2.00%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

JUNE 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $79.4

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	21.9%	-1.1%
Consumer Staples	6.9	-0.2
Energy	6.3	-0.3
Financials	10.5	– 0	–
Funds and Investment Trusts	2.8	-2.6
Health Care	4.2	– 0	–
Industrials	6.8	– 0	–
Information Technology	8.7	– 0	–
Materials	0.3	– 0	–
Telecommunication Services	2.4	-0.4
Utilities	0.9	– 0	–

TEN LARGEST HOLDINGS*

Long

Company

Wal-Mart Stores, Inc.	2.5%
Wells Fargo & Co.	2.5
Home Depot, Inc. (The)	2.2
CBS Corp.	2.0
Kinder Morgan, Inc./DE	2.0
Viacom, Inc.	1.8
Google, Inc.	1.5
Exxon Mobil Corp.	1.5
Union Pacific Corp.	1.5
Chevron Corp.	1.5

Short

Company

CurrencyShares Euro ETF	-1.5%
Financial Select Sector SPDR Fund	-0.9
Crown Castle International Corp.	-0.4
CurrencyShares Japanese Yen ETF	-0.3
Omnicom Group, Inc.	-0.3
Golar LNG Partners LP	-0.3
Meredith Corp.	-0.2
Walgreen Co.	-0.2
Brinker International, Inc.	-0.2
Tesla Motors, Inc.	-0.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.9%
Consumer Discretionary – 21.9%
Hotels, Restaurants & Leisure – 0.7%
Bob Evans Farms, Inc./DE	4,939	$232,034
International Game Technology	3,375	56,396
Las Vegas Sands Corp.	4,320	228,658
Noodles & Co.(a)	285	10,474

		527,562

Household Durables – 1.5%
Mohawk Industries, Inc.(a)	5,427	610,483
Sony Corp. (Sponsored ADR)	26,065	552,317

		1,162,800

Internet & Catalog Retail – 2.7%
Amazon.com, Inc.(a)	2,076	576,484
Liberty Ventures(a)	4,726	401,757
NetFlix, Inc.(a)	840	177,316
priceline.com, Inc.(a)	1,151	952,027

		2,107,584

Leisure Equipment & Products – 0.8%
Mattel, Inc.	14,398	652,373

Media – 9.7%
Cablevision Systems Corp.	4,722	79,424
CBS Corp. – Class B	32,395	1,583,144
Comcast Corp. – Class A	13,045	546,325
DISH Network Corp. – Class A	5,844	248,487
DreamWorks Animation SKG, Inc.(a)	14,594	374,482
Liberty Media Corp. – Class A(a)	5,892	746,870
Lions Gate Entertainment Corp.(a)	14,181	389,552
Madison Square Garden, Co. (The)(a)	8,818	522,467
New York Times Co. (The) – Class A(a)	32,658	361,197
Regal Entertainment Group – Class A	4,762	85,240
Sky Deutschland AG(a)	24,123	167,554
Starz – Class A(a)	1,452	32,089
Time Warner Cable, Inc. – Class A	2,736	307,745
Time Warner, Inc.	15,082	872,041
Viacom, Inc. – Class B	21,021	1,430,479

		7,747,096

Multiline Retail – 1.8%
Dollar General Corp.(a)	6,549	330,266
JC Penney Co., Inc.(a)	12,586	214,969
Macy’s, Inc.	18,854	904,992

		1,450,227

Specialty Retail – 3.8%
Bed Bath & Beyond, Inc.(a)	5,727	406,044
Gap, Inc. (The)	7,981	333,047
Home Depot, Inc. (The)	22,123	1,713,869
Lowe’s Cos., Inc.	8,462	346,096
Williams-Sonoma, Inc.	3,726	208,246

		3,007,302

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.9%
PVH Corp.	5,574	$697,029

		17,351,973

Financials – 10.5%
Capital Markets – 0.5%
Goldman Sachs Group, Inc. (The)	2,738	414,122

Commercial Banks – 3.5%
US Bancorp	23,157	837,126
Wells Fargo & Co.(b)	47,887	1,976,296

		2,813,422

Consumer Finance – 0.9%
American Express Co.	9,601	717,771

Diversified Financial Services – 2.8%
Bank of America Corp.	33,811	434,810
Citigroup, Inc.	11,596	556,260
IntercontinentalExchange, Inc.(a)	2,895	514,615
JPMorgan Chase & Co.	13,125	692,869

		2,198,554

Insurance – 1.0%
Berkshire Hathaway, Inc. – Class B(a)	7,233	809,517

Real Estate Investment Trusts (REITs) – 1.0%
American Tower Corp.	10,511	769,090

Real Estate Management & Development – 0.5%
Realogy Holdings Corp.(a)	8,784	421,983

Thrifts & Mortgage Finance – 0.3%
Radian Group, Inc.	18,727	217,608

		8,362,067

Information Technology – 8.7%
Communications Equipment – 1.5%
Cisco Systems, Inc.	27,667	672,585
QUALCOMM, Inc.	8,540	521,623

		1,194,208

Computers & Peripherals – 1.2%
Apple, Inc.	1,511	598,477
Hewlett-Packard Co.	14,127	350,349

		948,826

Internet Software & Services – 2.6%
eBay, Inc.(a)	9,794	506,546
Google, Inc. – Class A(a)	1,385	1,219,312
SINA Corp./China(a)	3,056	170,311
Yandex NV(a)	6,755	186,641

		2,082,810

12	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 1.5%
International Business Machines Corp.	3,156	$603,143
Visa, Inc. – Class A	3,361	614,223

		1,217,366

Software – 1.9%
Microsoft Corp.	14,386	496,749
Oracle Corp.	12,264	376,750
Take-Two Interactive Software, Inc.(a)	17,260	258,382
TiVo, Inc.(a)	31,747	350,804

		1,482,685

		6,925,895

Consumer Staples – 6.9%
Beverages – 1.2%
PepsiCo, Inc.	11,448	936,332

Food & Staples Retailing – 3.1%
CVS Caremark Corp.	8,071	461,500
Wal-Mart Stores, Inc.	26,596	1,981,136

		2,442,636

Food Products – 1.7%
ConAgra Foods, Inc.	19,847	693,256
General Mills, Inc.	3,341	162,139
Kraft Foods Group, Inc.	9,127	509,925

		1,365,320

Tobacco – 0.9%
Altria Group, Inc.	14,812	518,272
Philip Morris International, Inc.	2,321	201,045

		719,317

		5,463,605

Industrials – 6.8%
Aerospace & Defense – 1.1%
Boeing Co. (The)	3,247	332,623
United Technologies Corp.	5,847	543,420

		876,043

Air Freight & Logistics – 1.4%
FedEx Corp.	4,476	441,244
United Parcel Service, Inc. – Class B	7,578	655,345

		1,096,589

Airlines – 0.4%
Delta Air Lines, Inc.(a)	16,082	300,894

Electrical Equipment – 0.8%
Eaton Corp. PLC	9,896	651,256

Industrial Conglomerates – 1.6%
Danaher Corp.	9,096	575,777
General Electric Co.	29,137	675,687

		1,251,464

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 1.5%
Union Pacific Corp.	7,783	$1,200,761

		5,377,007

Energy – 6.3%
Oil, Gas & Consumable Fuels – 6.3%
Chevron Corp.	9,963	1,179,021
EOG Resources, Inc.	6,123	806,277
Exxon Mobil Corp.	13,390	1,209,786
Kinder Morgan, Inc./DE	41,417	1,580,059
Valero Energy Corp.	7,096	246,728

		5,021,871

Health Care – 4.2%
Health Care Providers & Services – 0.7%
UnitedHealth Group, Inc.	7,629	499,547

Pharmaceuticals – 3.5%
Actavis, Inc.(a)	4,384	553,348
Johnson & Johnson	9,948	854,135
Merck & Co., Inc.	11,135	517,221
Pfizer, Inc.	31,248	875,257

		2,799,961

		3,299,508

Telecommunication Services – 2.4%
Diversified Telecommunication Services – 1.0%
Verizon Communications, Inc.	16,698	840,577

Wireless Telecommunication Services – 1.4%
SBA Communications Corp. – Class A(a)	9,232	684,276
Vodafone Group PLC (Sponsored ADR)	13,798	396,555

		1,080,831

		1,921,408

Utilities – 0.9%
Multi-Utilities – 0.9%
DTE Energy Co.	10,987	736,239

Materials – 0.3%
Construction Materials – 0.3%
Martin Marietta Materials, Inc.	2,528	248,806

Total Common Stocks (cost $54,595,318)		54,708,379

INVESTMENT COMPANIES – 2.8%
Funds and Investment Trusts – 2.8%
Health Care Select Sector SPDR Fund	21,515	1,024,329
iShares Nasdaq Biotechnology Index Fund	2,714	471,910
Market Vectors Oil Service ETF	17,589	752,458

Total Investment Companies (cost $2,272,369)		2,248,697

14	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 31.0%
Investment Companies – 31.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $24,683,794)	24,683,794	$24,683,794

Total Investments Before Securities Sold Short – 102.7% (cost $81,551,481)		81,640,870

SECURITIES SOLD SHORT – (4.6)%
INVESTMENT COMPANIES – (2.6)%
Funds and Investment Trusts – (2.6)%
CurrencyShares Euro ETF(a)	(9,059)	(1,167,977)
CurrencyShares Japanese Yen ETF(a)	(2,370)	(233,753)
Financial Select Sector SPDR Fund	(35,161)	(685,288)

Total Investment Companies (proceeds $2,093,027)		(2,087,018)

COMMON STOCKS – (2.0)%
Consumer Discretionary – (1.1)%
Automobiles – (0.2)%
Tesla Motors, Inc.(a)	(1,396)	(149,972)

Hotels, Restaurants & Leisure – (0.4)%
Bally Technologies, Inc.(a)	(2,141)	(120,795)
Brinker International, Inc.	(4,289)	(169,116)

		(289,911)

Media – (0.5)%
Meredith Corp.	(4,099)	(195,522)
Omnicom Group, Inc.	(3,530)	(221,931)

		(417,453)

		(857,336)

Telecommunication Services – (0.4)%
Wireless Telecommunication Services – (0.4)%
Crown Castle International Corp.(a)	(4,517)	(326,986)

Energy – (0.3)%
Oil, Gas & Consumable Fuels – (0.3)%
Golar LNG Partners LP	(6,276)	(214,011)

Consumer Staples – (0.2)%
Food & Staples Retailing – (0.2)%
Walgreen Co.	(4,289)	(189,574)

Total Common Stocks (proceeds $1,551,539)		(1,587,907)

Total Securities Sold Short (proceeds $3,644,566)		(3,674,925)

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments, Net of Securities Sold Short – 98.1% (cost $77,906,915)		$77,965,945
Other assets less liabilities – 1.9%		1,472,713

Net Assets – 100.0%		$79,438,658

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $119,683.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $56,867,687)	$56,957,076
Affiliated issuers (cost $24,683,794)	24,683,794
Cash	26,424
Receivable for capital stock sold	4,504,554
Receivable for investment securities sold	3,647,992
Deposit at broker for securities sold short	2,032,745
Unamortized offering expense	79,198
Dividends receivable	62,907

Total assets	91,994,690

Liabilities
Payable for investment securities purchased and foreign currency transactions	8,571,490
Payable for securities sold short, at value (proceeds received $3,644,566)	3,674,925
Advisory fee payable	94,147
Payable for capital stock redeemed	9,936
Distribution fee payable	5,568
Transfer Agent fee payable	2,966
Dividends payable	2,943
Accrued expenses and other liabilities	194,057

Total liabilities	12,556,032

Net Assets	$79,438,658

Composition of Net Assets
Capital stock, at par	$14,536
Additional paid-in capital	77,230,707
Accumulated net investment loss	(22,356)
Accumulated net realized gain on investment and foreign currency transactions	2,156,759
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	59,012

$79,438,658

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,782,601	2,268,655	$10.92	*

C	$3,835,935	352,481	$10.88

Advisor	$23,465,512	2,145,387	$10.94

R	$61,416	5,630	$10.91

K	$10,922	1,000	$10.92

I	$27,282,272	2,495,000	$10.93

*	The maximum offering price per share for Class A shares was $11.40 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 12, 2012(a) to June 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $18)	$251,412
Affiliated issuers	7,247	$258,659

Expenses
Advisory fee (see Note B)	327,228
Distribution fee—Class A	7,663
Distribution fee—Class C	2,283
Distribution fee—Class R	71
Distribution fee—Class K	14
Transfer agency—Class A	2,186
Transfer agency—Class C	517
Transfer agency—Advisor Class	6,611
Transfer agency—Class R	8
Transfer agency—Class K	3
Transfer agency—Class I	2,895
Custodian	152,183
Amortization of offering expenses	95,998
Administrative	54,736
Audit	35,926
Registration fees	28,642
Legal	19,964
Printing	17,868
Directors’ fees	2,664
Miscellaneous	5,317

Total expenses before expenses on securities sold short	762,777
Dividend expense on securities sold short	9,582
Broker fee	5,027
Interest expense	331

Total expenses	777,717
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(377,397)

Net expenses		400,320

Net investment loss		(141,661)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,393,045
Securities sold short		(138,902)
Options written		314
Foreign currency transactions		(629)
Net change in unrealized appreciation/depreciation of:
Investments		89,389
Securities sold short		(30,359)
Foreign currency denominated assets and liabilities		(18)

Net gain on investment and foreign currency transactions		2,312,840

Net Increase in Net Assets from Operations		$2,171,179

(a)	Commencement of operations.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 12, 2012(a) to June 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(141,661)
Net realized gain on investment and foreign currency transactions	2,253,828
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	59,012

Net increase in net assets from operations	2,171,179
Capital Stock Transactions
Net increase	77,267,479

Total increase	79,438,658
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($22,356))	$79,438,658

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Long/Short Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of June 30, 2013, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares being offered have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

20	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

22	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$17,184,419		$167,554		$	– 0	–	$17,351,973
Financials	8,362,067		– 0	–		– 0	–	8,362,067
Information Technology	6,925,895		– 0	–		– 0	–	6,925,895
Consumer Staples	5,463,605		– 0	–		– 0	–	5,463,605
Industrials	5,377,007		– 0	–		– 0	–	5,377,007
Energy	5,021,871		– 0	–		– 0	–	5,021,871
Health Care	3,299,508		– 0	–		– 0	–	3,299,508
Telecommunication Services	1,921,408		– 0	–		– 0	–	1,921,408
Utilities	736,239		– 0	–		– 0	–	736,239
Materials	248,806		– 0	–		– 0	–	248,806
Investment Companies	2,248,697		– 0	–		– 0	–	2,248,697
Short-Term Investments	24,683,794		– 0	–		– 0	–	24,683,794
Liabilities:
Investment Companies	(2,087,018)		– 0	–		– 0	–	(2,087,018)
Common Stocks:
Consumer Discretionary	(857,336)		– 0	–		– 0	–	(857,336)
Telecommunication Services	(326,986)		– 0	–		– 0	–	(326,986)
Energy	(214,011)		– 0	–		– 0	–	(214,011)
Consumer Staples	(189,574)		– 0	–		– 0	–	(189,574)

Total Investments in Securities	77,798,391		167,554			– 0	–	77,965,945
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$77,798,391		$167,554		$	– 0	–	$77,965,945

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

24	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $175,196 have been deferred and are being amortized on a straight line basis over a one year period starting from December 12, 2012 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

expenses as recorded by the Fund on or before December 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before December 12, 2015. For the period ended June 30, 2013, such waiver/reimbursement amounted to $321,384. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2013, the Adviser voluntarily agreed to waive such fees in the amount of $54,736.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,037 for the period ended June 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,826 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2013 is as follows:

Market Value December 12, 2012(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2013 (000)	Dividend Income (000)
$ – 0 –	$58,835	$34,151	$24,684	$7

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended June 30, 2013 amounted to $100,836, of which $3 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

26	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $29,476, $0 and $3 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

For the period ended June 30, 2013, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $1,277 for Class A shares, limiting the effective annual rate to .25%.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2013, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 131,297,882	$76,822,519	$16,038,427	$12,532,763

During the period ended June 30, 2013, there were no purchases or sales of U.S. Government Securities.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options transactions) are as follows:

	Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Depreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 81,973,247	$684,126	$(1,016,503)	$(332,377)	$(110,918	)(a)	$(443,295)

(a)	Gross unrealized appreciation was $9,847 and gross unrealized depreciation was $(120,765), resulting in net unrealized depreciation of $(110,918).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

28	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended June 30, 2013, the Fund held purchased options for non-hedging purposes. During the period ended June 30, 2013, the Fund held written options for hedging purposes.

For the period ended June 30, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/12/12(a)	– 0	–	$	– 0	–
Options written	20			5,987
Options expired	– 0	–		– 0	–
Options bought back	(18)			(5,266)
Options exercised	(2)			(721)

Options written outstanding as of 6/30/13	– 0	–	$	– 0	–

(a)	Commencement of operations.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2013, the Fund had no OTC derivatives with contingent features in net liability positions.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended June 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$30,225	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	314		– 0	–

Total		$30,539	$	– 0	–

The following table represents the volume of the Fund’s derivative transactions during the period ended June 30, 2013:

Purchased Options:
Average monthly cost	$7,506	(a)

(a)	Positions were open for six months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Fund

30	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 12, 2012(a) to June 30, 2013	December 12, 2012(a) to June 30, 2013

Class A
Shares sold	2,288,399	$25,170,097

Shares redeemed	(19,744)	(217,085)

Net increase	2,268,655	$24,953,012

Class C
Shares sold	358,241	$3,907,138

Shares redeemed	(5,760)	(62,897)

Net increase	352,481	$3,844,241

Advisor Class
Shares sold	2,151,646	$23,518,685

Shares redeemed	(6,259)	(68,465)

Net increase	2,145,387	$23,450,220

Class R
Shares sold	5,630	$60,002

Net increase	5,630	$60,002

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	2,495,000	$24,950,002

Net increase	2,495,000	$24,950,002

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund.) In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Fund’s NAV or greater losses for the Fund.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

32	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE G

Components of Accumulated Earnings (Deficit)

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,669,009
Accumulated capital and other losses	(1,116	)(a)
Unrealized appreciation/(depreciation)	(452,122	)(b)

Total accumulated earnings/(deficit)	$2,215,771	(c)

(a)	As of June 30, 2013, the Fund had a cumulative deferred loss on straddles of $1,116.
(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of unsettled short sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2013, the Fund did not have any capital loss carryforwards.

During the fiscal period, permanent differences primarily due to foreign currency reclassifications, the tax treatment of offering costs, the reclassification of a net operating loss and a dividend redesignation resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	33

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	.96

Net increase in net asset value from operations	.92

Net asset value, end of period	$ 10.92

Total Return
Total investment return based on net asset value(e)	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.34%
Expenses, before waivers/reimbursements(f)(g)	3.41%
Net investment loss(c)(d)(g)	(.94)%
Portfolio turnover rate (excluding securities sold short)	282%
Portfolio turnover rate (including securities sold short)	321%

See footnote summary on page 41.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	.93

Net increase in net asset value from operations	.88

Net asset value, end of period	$ 10.88

Total Return
Total investment return based on net asset value(e)	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	3.06%
Expenses, before waivers/reimbursements(f)(g)	3.53%
Net investment loss(c)(g)	(1.62)%
Portfolio turnover rate (excluding securities sold short)	282%
Portfolio turnover rate (including securities sold short)	321%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.96

Net increase in net asset value from operations	.94

Net asset value, end of period	$ 10.94

Total Return
Total investment return based on net asset value(e)	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.05%
Expenses, before waivers/reimbursements(f)(g)	2.90%
Net investment loss(c)(g)	(.60)%
Portfolio turnover rate (excluding securities sold short)	282%
Portfolio turnover rate (including securities sold short)	321%

See footnote summary on page 41.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	.96

Net increase in net asset value from operations	.91

Net asset value, end of period	$ 10.91

Total Return
Total investment return based on net asset value(e)	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.52%
Expenses, before waivers/reimbursements(f)(g)	4.30%
Net investment loss(c)(g)	(1.06)%
Portfolio turnover rate (excluding securities sold short)	282%
Portfolio turnover rate (including securities sold short)	321%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	.98

Net increase in net asset value from operations	.92

Net asset value, end of period	$ 10.92

Total Return
Total investment return based on net asset value(e)	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of: Expenses, net of waivers/reimbursements(f)(g)	2.28%
Expenses, before waivers/reimbursements(f)(g)	4.59%
Net investment loss(c)(g)	(.95)%
Portfolio turnover rate (excluding securities sold short)	282%
Portfolio turnover rate (including securities sold short)	321%

See footnote summary on page 41.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	.97

Net increase in net asset value from operations	.93

Net asset value, end of period	$ 10.93

Total Return
Total investment return based on net asset value(e)	9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.02%
Expenses, before waivers/reimbursements(f)(g)	4.32%
Net investment loss(c)(g)	(.70)%
Portfolio turnover rate (excluding securities sold short)	282%
Portfolio turnover rate (including securities sold short)	321%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived by the Distributor.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expenses and expenses on securities sold short:

December 12, 2012(a) to June 30, 2013
Class A
Net of waivers/reimbursements(g)	2.25%
Before waivers/reimbursements(g)	3.32%
Class C
Net of waivers/reimbursements(g)	2.95%
Before waivers/reimbursements(g)	3.42%
Advisor Class
Net of waivers/reimbursements(g)	1.95%
Before waivers/reimbursements(g)	2.80%
Class R
Net of waivers/reimbursements(g)	2.45%
Before waivers/reimbursements(g)	4.23%
Class K
Net of waivers/reimbursements(g)	2.20%
Before waivers/reimbursements(g)	4.52%
Class I
Net of waivers/reimbursements(g)	1.95%
Before waivers/reimbursements(g)	4.24%

(g)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein Select US Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Select US Long/Short Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 12, 2012 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Select US Long/Short Portfolio of the AllianceBernstein Cap Fund, Inc. at June 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period December 12, 2012 (commencement of operations) to June 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2013

42	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Report of Independent Registered Public Accounting Firm

Federal Tax Information

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2013.

For such taxable period, the Fund designates $105,558 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	43

Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Kurt A. Feuerman.

44	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2012)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	45

Management of the Fund

MANAGEMENT OF THE FUND

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, ## 80 (2012)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (2012)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

46	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2012)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2012)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	47

Management of the Fund

MANAGEMENT OF THE FUND

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2012)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

48	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2012)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee

Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.

		100	None

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	49

Management of the Fund

MANAGEMENT OF THE FUND

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2012)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2012)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

50	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	51

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, Jr. 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader of Caxton Associates LP, since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke, 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-(800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

52	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of U.S. companies, short positions in such securities, cash and cash equivalents. The Portfolio’s investments will be focused on securities of companies with medium and large market capitalizations, although it will be permitted to invest in securities of small-cap companies. At any given time, the Portfolio may emphasize growth stocks over value stocks, or vice versa. The Portfolio intends to limit its investment in non-U.S. companies to no more than 10% of its net assets. Under normal circumstances, the net long exposure of the Portfolio will range between 30% and 70%. The Portfolio will seek to minimize the variability of Portfolio returns through industry diversification by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. The Portfolio may engage in relatively frequent trading. The Portfolio may also utilize derivatives and invest in shares of ETFs. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its Long/Short Equity category and Morningstar to place Portfolio in its U.S. Open-End Long/Short category.

1	It should be noted that the information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	53

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
170 bp (flat)	Select US Long/ShortPortfolio[4]

3	Jones v. Harris at 1427.

4	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized had the Adviser proposed to implement either of the NYAG related fee schedule. The advisory fee schedule for the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, 60bp on the balance.

54	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[5]		Fiscal Year End
Select US Long/Short Portfolio	Advisor Class A Class C Class R Class K Class I Class1 Class2	2.00 2.25 3.00 1.45 2.25 2.00 2.25 2.00	% % % % % % % %	2.07 2.32 3.09 2.74 2.43 2.10 2.25 2.00	% % % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	55

more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 Set forth in the table below is the advisory fee schedules of Institutional Select US Equity Long/Short.7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule
Select US Long/Short Portfolio	$250.0	Select US Equity Long/Short 1.00% plus 20% performance fee subject to high water mark Minimum Account Size: $75 m

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

56	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

The Adviser manages AllianceBernstein Cap Fund, Inc. – Select US Equity Portfolio (“Select US Equity Portfolio”), a retail mutual fund that has a similar investment style as the Portfolio, but is not permitted to engage or maintain any short positions. Set forth below are Select US Equity Portfolio’s advisory fee schedule and what would have been the advisory fee schedule of the Portfolio had Select US Equity Portfolio’s advisory fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $250 million:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)	Difference (%)
Select US Long/Short Portfolio	Select US Equity Portfolio	1.00% of average daily net assets.	1.000%	1.700%	0.700%

The difference in the advisory fee charged to Select US Equity Portfolio and the Portfolio is 70 basis points, which may be attributed to the Portfolio’s ability to engage or maintain a short position since the Portfolio’s equity security selection process is substantially the same as Select US Equity Portfolio.

The Adviser manages a Delaware limited liability company, AllianceBernstein Select Equity LLC (“Select Equity LLC”), and a British Virgin Islands entity, AllianceBernstein Select Equity LP (“Select Equity LP”), that each serve as a feeder to the same master fund. These private funds have a substantially similar investment strategy as the Portfolio.

Portfolio	Private Funds	Advisory Fee Schedule
Select US Long/Short Portfolio	Select US Equity LLC	1.00% plus 20% performance fee subject to high water mark

	Select US Equity LP	1.00% plus 20% performance fee subject to high water mark

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a substantially similar investment style as the proposed Portfolio:

Portfolio	Luxembourg Fund	Fee (%)
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio Class A shares	1.80% plus 20% performance fee subject to high water mark

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	57

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Select US Long/Short Portfolio	1.700	1.431	13/16

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”).The EU is as a broader group compared to the EG, consisting of all funds that have the

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

58	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

same investment classification/objective and load type as the subject Portfolio.12 The Portfolio’s total expense ratio excluding 12b-1/non-12b-1 service fees are also shown since some of the Portfolio’s EG and EU peers are no load funds without a 12b-1/non-12b-1 service fee.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Select US Equity Long/Short Portfolio	2.250	1.717	13/16	1.899	33/45
excluding 12b-1/non-12b-1 service fees[14]	2.000	1.417	13/16	1.649	33/45

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio and a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

14	When excluding 12b-1/non-12b-1 services fees, the EG and EU medians decreased even greater than the Portfolio due to several peers in the EG and EU having a 12b-1/non-12b-1 service fee higher than 25 basis points.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	59

between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant

60	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	61

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser did provide to the Board of Directors the calendar year performance from 2000 through 2012 of the Adviser’s Select US Long/Short composite, which incorporated the historical performance of the Adviser’s Select US Long/Short private and Luxembourg funds. In this regard, for each calendar year from 2000 through the 2008, the composite outperformed the S&P500 Stock Index except for 2003 and 2006. However, the composite underperformed the S&P500 Stock Index for each calendar year from 2009 through 2012.

CONCLUSION:

The proposed advisory fee for the Portfolio is higher than the EG median by 26.9 basis points; the Portfolio ranks 13/16 in terms of contractual management fees. The proposed total expense ratio for the Portfolio is higher than the EG and EU medians by 53.3 and 35.1 basis points, respectively; the Portfolio ranks 13/16 and 33/45 among the Portfolio’s EG and EU peers, respectively.

Based on the factors discussed above, the Senior Officer recommended that the Board of Directors consider asking the Adviser to reduce the proposed advisory fee, add breakpoints to the Portfolio’s advisory fee schedule, and address the Portfolio’s high total expenses. The Senior Officer also recommended that the Board of Directors may want to consider implementing an advisory fee schedule with an incentive fee structure. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

62	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	63

AllianceBernstein Family of Funds

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

NOTES

64	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	65

NOTES

66	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0151-0613

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB U.S. Strategic Research Portfolio**	2012	$29,000	$748	$15,886
	2013	$—	$—	$—
AB International Discovery Equity Portfolio	2012	$30,500	$748	$14,159
	2013	$30,500	$—	$19,760
AB International Focus 40**	2012	$31,500	$—	$22,788
	2013	$—	$—	$—
AB Select US Equity	2012	$20,620	$—	$10,872
	2013	$27,493	$—	$13,302
AB Select US Long/Short	2012	$—	$—	$—
	2013	$22,875	$—	$—

**	Funds have liqudated

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Strategic Research Portfolio**	2012	$728,159	$16,634
			$(748)
			$(15,886)
	2013	$—	$—
			$—
			$—
AB International Discovery Equity Portfolio	2012	$726,432	$14,907
			$(748)
			$(14,159)
	2013	$439,431	$19,760
			$—
			$(19,760)
AB International Focus 40**	2012	$734,313	$22,788
			$—
			$(22,788)
	2013	$—	$—
			$—
			$—
AB Select US Equity	2012	$722,397	$10,872
			$—
			$(10,872)
	2013	$432,973	$13,302
			$—
			$(13,302)
AB Select US Long/Short	2012	$—	$—
			$—
			$—
	2013	$419,671	$—
			$—
			$—

**	Funds have liquidated

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 22, 2013